UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 7, 2005

BLUE COAT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28139	91-1715963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Almanor Avenue

Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(408) 220-2200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 7, 2005, Blue Coat Systems, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

By:	/s/ ROBERT VERHEECKE
Robert Verheecke Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Date: April 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 7, 2005